UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) :	March 5, 2014

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13582	51-0363307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5555 Concord Parkway South, Concord, North Carolina	28027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(704) 455-3239

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 5, 2014, we issued a press release announcing our financial results for our fiscal quarter and fiscal year ended December 31, 2013, and providing guidance for fiscal year 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

Date: March 5, 2014	By:	/s/ William R. Brooks
William R. Brooks
Vice Chairman and Chief Financial Officer

Exhibit 99.1

Speedway Motorsports Reports Results for Fourth Quarter and Year Ended December 31, 2013 and Provides Full Year 2014 Guidance

CONTACT:	Speedway Motorsports, Inc.

Janet Kirkley, 704-532-3318